UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                   FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):      January 31, 2006

                          MONARCH CASINO & RESORT, INC.
             (Exact name of registrant as specified in its charter)


          NEVADA                     0-22088                  88-0300760
(State or other jurisdiction       (Commission             (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)


     1175 W. Moana Lane, Suite 200
            Reno, NEVADA                                          89509
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)



                                 (775)825-3355
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
              ----------------------------------------------------
          (Former name or former address, if changed since last report)





ITEM 8.01 Other Events

     On January 31, 2006, Monarch Casino & Resort, Inc. (the "Company"), issued a press release announcing Kerzner International Limited, the owner of the Atlantis, Paradise Island, Bahamas, and an affiliate had initiated litigation against the Company seeking to prohibit the Company from using the name "Atlantis" in connection with offering casino services other than at Monarch's Atlantis Casino Resort in Reno, Nevada, and particularly prohibiting Monarch from using the "Atlantis" name in connection with casino services in Las Vegas, Nevada; injunctive relief enforcing the same; unspecified compensatory and punitive damages; and other relief.

     A copy of the press release issued by the Company is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  Financial Statements and Exhibits

     (d) EXHIBITS


     Exhibit 99.1    Press release dated January 31, 2006.






























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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MONARCH CASINO & RESORT, INC.


Date:    February 2, 2006              By: /s/ Ben Farahi
                                              -------------------------
                                       Name:   Ben Farahi
                                       Title:  Chief Financial Officer,
                                               Treasurer and Secretary












































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Exhibit No.     Description
-----------     -----------

Exhibit 99.1    Press release dated January 31, 2006.






















































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                                                                  Exhibit 99.1

                                PRESS RELEASE

            LITIGATION INITIATED AGAINST MONARCH CASINO & RESORT, INC.

     RENO, NV-January 31, 2006- Monarch Casino & Resort, Inc. (Nasdaq: MCRI) ("Monarch" ), owner of the Atlantis Casino Resort in Reno, Nevada, announced today that Kerzner International Limited, the owner of the Atlantis, Paradise Island, Bahamas, and an affiliate have initiated litigation against Monarch in the United States District Court, District of Nevada seeking the court's declaratory judgment prohibiting Monarch from using the name "Atlantis" in connection with offering casino services other than at Monarch's Atlantis Casino Resort in Reno, Nevada, and particularly prohibiting Monarch from using the "Atlantis" name in connection with casino services in Las Vegas, Nevada; injunctive relief enforcing the same; unspecified compensatory and punitive damages; and other relief.

     Monarch believes this law suit to be entirely without merit, intends to defend against it vigorously, and holds legal and contractual rights which it believes will lead to its successful defense against the claims.

     Monarch Casino & Resort, Inc., through its wholly-owned subsidiary, owns and operates the tropically-themed Atlantis Casino Resort in Reno, Nevada.
The Atlantis is the closest hotel-casino to, and is directly across the street from, the Reno-Sparks Convention Center. The Atlantis is recognizable due to its Sky Terrace, a unique structure rising approximately 55 feet from street level and spanning 160 feet across Virginia Street with no intermediate support pillars. The Sky Terrace connects the Atlantis to a 16-acre parcel of land owned by the Company, that is compliant with all casino zoning requirements and is suitable and available for future expansion of the Atlantis facilities and is currently being used by the Company as additional paved parking for the Atlantis. The existing Atlantis site offers almost 1,000 guest rooms in three contiguous high-rise hotel towers and a motor lodge. The tropically-themed Atlantis features approximately 51,000 square feet of high-energy casino space with 38 table games and approximately 1,450 slot and video poker machines, a sports book, Keno and a poker room, and offers a variety of dining choices in the form of nine high-quality food outlets.

     This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 which are subject to change, including, but not limited to, comments relating to the outcome of this litigation. Additional information concerning these and other forward-looking factors that could affect the Company will be set forth from time to time in the Company's periodic filings under the Securities and Exchange Act of 1934, which are available for review at the Company's web site.

Contacts: Ben Farahi at (775) 825-3355 or benfarahi@monarchcasino.com
          Karl G. Brokmann at (775) 825-3355 or kbrokmann@monarchcasino.com








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